Exhibit 99.1

FOR IMMEDIATE RELEASE

NEULION AGREES TO ACQUIRE ONLINE SPORTS BROADCASTER
INTERACTIVE NETCASTING SYSTEMS INC.

PLAINVIEW, NY - October 6, 2009 - NeuLion, Inc. (TSX: NLN) (the “Company”), an end-to-end IPTV service provider of live and on-demand sports, international and variety programming over the Internet, announced today that it has entered into an agreement to acquire Interactive Netcasting Systems Inc. (“INSINC”), a leading provider of sports webcasting services.

Under the terms of the transaction, which is structured as an acquisition of the outstanding shares of INSINC by the Company, shareholders of INSINC will receive 6 million common shares of the Company, CDN $2,500,000 in cash, 1 million common share purchase warrants to acquire common shares at USD $1.35 and 500,000 common share purchase warrants to acquire common shares at USD $1.80.  Both series of warrants are exercisable for a period of 2 years following closing.

INSINC is based in Burnaby, British Columbia and has 20 employees.  INSINC recorded audited revenue of CDN $5.6 million, EBITDA of $.4 million and net income of $.3 million in the year ended December 31, 2008.  For the six months ended June 30, 2009 unaudited revenue was $2.9 million, EBITDA was $.2 million and net income was $.2 million.

NeuLion CEO, Nancy Li, stated, “We are delighted to welcome Hugh Dobbie and his team at INSINC as well as all of INSINC’s partners and clients into the NeuLion family.  We think there are unique synergies that exist between many of our respective sports and other clients that can contribute to the acceleration of the growth of both businesses.”

INSINC offers a range of software tools for broadcasting video content over the Internet (IPTV).  Its largest clients are in the area of sports including the Western Hockey League (WHL), Ontario Hockey League (OHL), Central Hockey League (CHL), British Columbia Hockey League (BCHL), Central Canadian Hockey League (CCHL), Alberta Junior Hockey League (AJHL), and Central Junior Hockey League (CJHL).  When combined with NeuLion clients such as the National Hockey League (NHL) and the American Hockey League (AHL), the Company will have an unmatched presence in the delivery of online video experiences for the North American hockey world.

INSINC’s other sports clients include the Canadian Football League (CFL) and when combined with NeuLion clients the National Football League (NFL) and the approximately 175 US colleges, schools and conferences for which NeuLion provides online broadcasting of sports programming, the combined Company will have an unmatched presence in the delivery of online video experiences for the North American sports world.

INSINC also provides its services to government and entertainment broadcasting sectors with clients including Business News Network (BNN), CTV News Channel, Rogers Sportsnet, TVG Networks, The Canadian Press, the Canadian Ministry of Justice, the BC Ministry of Education, and the Legislative Assemblies of British Columbia and Newfoundland and Labrador among others.

Hugh Dobbie, Jr., President of INSINC, commented, “We are excited to have our clients and their end user constituents benefit from the combined resources of NeuLion and INSINC.  Furthermore, our shareholders will be positioned to participate in the growth we expect in the IPTV industry for our combined company.”

Nancy Li added, “We believe that we are still only in the early stages of the evolution of IPTV and that this evolution will dramatically change how businesses interact with their consumers online and how viewers will consume media.  NeuLion, with our particular expertise in sports and international programming, will now be further enhanced by the strong client relationships of INSINC, their strong team of people with unique domain expertise and the synergies that we believe will come from this business combination.”

The transaction will be subject, among other things, to shareholder approval on behalf of INSINC, court approval and approval by the Toronto Stock Exchange of the listing of the common shares of the Company issued in the transaction.  The transaction is expected to close on or about November 1, 2009.  INSINC retained Alexander Capital Group Inc. and Parklea Capital Inc. as financial advisors to assist in this transaction.

About NeuLion

Based in Plainview, NY, Sanford, Florida and Toronto, Ontario, NeuLion (TSX:NLN) works with content partners to develop end-to-end solutions for multimedia IPTV services. The NeuLion IPTV Platform encodes, delivers, stores and manages an unlimited range of multimedia content and the Operational Support System (OSS) maintains all billing and customer support services. Content partners are responsible for content aggregation and the sales and marketing for the individual IPTV service. The Company ranks as a world leader in customer/partner relationships with sports and international television content partners including, in sports, the NHL, the NFL, NCAA Division I schools and conferences and, in respect to international television aggregators and networks, KyLinTV (Chinese), ABS-CBN (Filipino), Talfazat (Arabic), TV-Desi (South Asian) and Sky Angel (Christian). Customer/partner content can be viewed by way of Internet on PCs and on the television through the Company’s IPTV set top box.

About INSINC

INSINC is a leading webcasting company, enabling enterprises and content owners to distribute and monetize online video which can help improve communications, increase efficiencies and reduce costs.  Founded in 1997, INSINC’s core business is to provide live and archived video content to audiences online with integrated pay-per-view and commerce transaction processing, delivered to geographically dispersed audiences.

Forward-Looking Statement

Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Forward-looking statements can by identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions. Forward-looking statements involve significant risk, uncertainties and assumptions. Many factors could cause actual results, performance or achievements to differ materially from the results discussed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, the Company cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and the Company assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.  Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: the integration of the businesses of NeuLion and INSINC, our continued

relationships with our channel partners, general economic and market segment conditions, competitor activity, product capability and acceptance, rates, technology changes and international risk and currency exchange.  More specific risks include that the merged entity will not be able to realize some or all of the expected synergies due to incompatibilities in the merging businesses, the inability of management to bring about such synergies or a changing business environment rendering such synergies inadvisable or uneconomical. After integrating the businesses the suite of service offerings may not perform as expected if shifting demand moves in a direction away from the expected business model of the merged entity, if competitors are able to take market share away from the merged entity or if changing technology adversely impacts the merged businesses. In addition, while the Company expects its content partners and those of INSINC to continue and expand their relationship with the merged entity, there can be no assurance that such relationships will continue as expected, or at all.  A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of the Company’s 2008 annual MD&A and AIF filed on www.sedar.com and Registration Statement on Form 10, as amended, available on www.sec.gov.

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Press Contact:

Jennifer Powalski

Corporate Communications

+1-516-622-8334

jennifer.powalski@neulion.com

Investor Relations Contact:

G. Scott Paterson

Vice Chairman

+1-416-368-6464

scott.paterson@neulion.com